                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number       811-01048
                                  ----------------------------------------------

                       MAIRS AND POWER BALANCED FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              332 MINNESOTA STREET, SUITE W1520, ST. PAUL, MN 55101
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)

    WILLIAM B. FRELS, PRESIDENT, 332 MINNESOTA STREET, SUITE W1520, ST. PAUL,
                                    MN 55101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   651-222-8478
                                                    ----------------------------
Date of fiscal year end:       12/31/2005
                        ---------------------------------------
Date of reporting period:      06/30/05
                         --------------------------------------

Item 1.        Report to Stockholders

                                 MAIRS AND POWER
                               BALANCED FUND, INC.


2ND QUARTER REPORT
June 30, 2005 (unaudited)


W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

                                                                 August 23, 2005

TO OUR SHAREHOLDERS:


SECOND QUARTER RESULTS

The Balanced Fund's investment performance showed some improvement along with both the bond and stock markets during the second quarter reflecting a combination of solid economic growth, low inflation and a better than expected increase in corporate profits. The Fund produced a total investment return of 1.4% which was clearly better than a negative 1.6% shown by the Dow Jones Industrial Average but the same as the 1.4% for the broader-based Standard & Poor's 500 Stock Index and below the 3.4% turned in by the Lehman Bros. Gov't/Corp. Bond Index. The Fund's return was also slightly below an average return of 1.7% for a comparable Lipper peer group of balanced funds. For the first half, the Fund's return was 0.7% compared to -3.7% for the DJIA, -0.8% for the S & P 500 Index and 2.8% for the Lehman Bros. Bond Index.

The U. S. economy continued to perform quite well during the second quarter showing a 3.4% (preliminary basis) annual rate of increase for Gross Domestic Product despite a significant inventory correction. Final demand seems to have held up very well in the face of sharply higher oil prices. While consumer spending grew in line with the overall increase in GDP, business spending increased at an impressive 9.0% rate including an 11.0% gain in spending for equipment and software. Corporate earnings represented by 900 companies on Business Week's "Corporate Scoreboard" reported a very strong combined increase of approximately 15% before non-recurring items.

While the Federal Reserve continued to raise short-term interest rates, longer term rates remained remarkably stable and even declined slightly during the quarter, suggesting a lack of concern over the future outlook for inflation. However, recent trends in the bond market are also thought to have come under a greater influence from supply/demand dynamics reflecting excess liquidity in both foreign and domestic markets.

Although the stock market turned in a modest recovery in the second quarter, lingering concerns over the future direction of the economy seemed to restrain performance in the face of unexpectedly good corporate profit growth. The best performing sectors of the market included energy (energy equipment and services), financials, health care, technology (communications equipment and semiconductors and equipment) and utilities. The poorest performing sectors included some of the more cyclically sensitive groups such as basic industries (chemicals, metals and mining, and paper and forest products), industrials (building products, electrical equipment and machinery) and transportation. Small and mid-cap stocks also generally out-performed large-cap issues. Within the Fund, the best performing individual stock holdings included Corning (+49.3%), Sturm, Ruger (+20.8%), H. B. Fuller (+17.4%) and MTS Systems (+15.7%)
while the poorest performers included eFunds (-19.4%), IBM (-18.8%), Graco (-15.6%) and 3M Company (-15.6%).

FUTURE OUTLOOK

The outlook for the economy during the second half seems fundamentally sound considering such factors as rising personal disposable income, a favorable employment picture and the second quarter draw-down of inventories. However, escalating oil prices continue to raise the level of uncertainty over the future direction of consumer spending. Business spending seems to be in a better position to continue showing strength given the under-spending that occurred until just recently, strong corporate finances and the ever present need to reduce costs in the increasingly competitive global market place.

Recent increases in the price of oil suggest a somewhat higher level of inflation in the months to come even though the implementation of price increases remains difficult in the face of stiff competition both here and abroad. Should final demand remain strong, the Federal Reserve most certainly will continue on its course of raising short-term interest rates beyond the current 3.5% level. Longer term rates seem likely to follow at some point if inflationary expectations continue to build.

The outlook for the stock market should remain positive as long as corporate profits continue to grow at least in line with historical rates and longer term interest rate increases remain moderate. Current valuation levels (17x estimated 2005 S & P 500 earnings) do not appear to be excessive given the current level of interest rates and favorable outlook for corporate profits. However, the prospect of higher interest rates and the inevitability of some slippage in the rate of growth for corporate profits may also serve to restrain stock market returns in the more distant future.

                                                                William B. Frels
                                                                President

PERFORMANCE INFORMATION

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAIRS AND POWER BALANCED FUND, INC. (THE FUND), S & P 500 INDEX, THE COMPOSITE INDEX AND THE CONSUMER PRICE INDEX (CPI) FROM 12-31-94 TO 06-30-05 (UNAUDITED)

[CHART]

BALANCED FUND

                      FUND        S & P      COMPOSITE *      CPI
12/31/1994         $   10,000   $   10,000   $    10,000   $   10,000

12/31/1995         $   13,004   $   13,754   $    13,022   $   10,250

12/31/1996         $   15,336   $   16,915   $    14,922   $   10,588

12/31/1997         $   19,633   $   22,564   $    18,494   $   10,768

12/31/1998         $   22,413   $   29,040   $    22,380   $   10,941

12/31/1999         $   23,445   $   35,150   $    25,012   $   11,236

12/31/2000         $   27,325   $   31,944   $    24,829   $   11,618

12/31/2001         $   26,979   $   28,143   $    23,901   $   11,804

12/31/2002         $   25,248   $   21,923   $    21,788   $   12,087

12/31/2003         $   30,707   $   28,215   $    25,949   $   12,317

12/31/2004         $   34,404   $   31,291   $    28,082   $   12,723

 6/30/2005         $   34,651   $   31,037   $    28,262   $   13,118

* Composite Index - 60% S & P 500 and 40% Lehman Brothers Government/Credit

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING JUNE 30, 2005)

                                                 1 YEAR               5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------
  Mairs and Power Balanced Fund, Inc.            +7.0%                 +7.0%               +11.4%

PAST INVESTMENT RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PORTFOLIO DIVERSIFICATION (UNAUDITED)                        AS OF JUNE 30, 2005

The Fund's asset allocations may vary over time according to changes in the portfolio.

[CHART]

Total Fixed Income Securities                                                34.3%
Common Stock                                                                 60.6%
Other Assets and Liabilities (including Cash Equivalents)                     5.1%

                                                                          -------
                                                                            100.0%
                                                                          =======

                                           PERCENTAGE (%) OF
ASSET ALLOCATION                           TOTAL NET ASSETS
----------------                           ----------------
Fixed Income
Securities                                      34.3%
Common Stocks                                   60.6%
Cash Equivalents                                 6.0%
Other Assets and
Liabilities                                     (0.9)%
                                              --------
                                               100.0%
                                              --------

TOP TEN PORTFOLIO HOLDINGS (UNAUDITED)                       AS OF JUNE 30, 2005

The Fund's top ten holdings may vary over time according to changes in the portfolio.

          TOP TEN HOLDINGS                            PERCENTAGE (%) OF TOTAL NET ASSETS
          ----------------                            ----------------------------------
          Emerson Electric Co. (EMR)                               2.6%
          H. B. Fuller Company (FUL)                               2.4%
          The Valspar Corporation (VAL)                            2.4%
          Graco Inc. (GGG)                                         2.4%
          Wells Fargo & Company (WFC)                              2.3%
          Pfizer Inc. (PFE)                                        2.2%
          Pentair, Inc. (PNR)                                      2.2%
          3M Company (MMM)                                         2.0%
          Briggs & Stratton Corporation (BGG)                      1.8%
          Baxter International Inc. (BAX)                          1.7%
                                                                 -------
                                                                  22.0%
                                                                 -------

STATEMENT OF NET ASSETS
JUNE 30, 2005 (UNAUDITED)

   PAR                                                                                  MARKET VALUE
  VALUE                               SECURITY DESCRIPTION                               (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             FIXED INCOME SECURITIES 34.3%

             FEDERAL AGENCY OBLIGATIONS 17.5%
$  500,000   Federal Farm Credit Bank                              5.45%    06/22/15   $      499,381
   250,000   Federal Home Loan Bank                               7.235%    10/19/10          252,934
   250,000   Federal Home Loan Bank                                5.00%    12/20/11          250,039
   500,000   Federal Home Loan Bank                                5.00%    03/28/11          500,530
   250,000   Federal Home Loan Bank                                5.44%    12/23/14          250,053
   500,000   Federal Home Loan Bank                                5.25%    02/17/15          500,385
   500,000   Federal Home Loan Bank                                6.00%    04/27/17          500,849
   500,000   Federal Home Loan Bank                                5.55%    02/15/18          500,899
   300,000   Federal Home Loan Bank                                5.70%    02/20/18          300,066
   500,000   Federal Home Loan Bank                                5.70%    03/23/18          501,936
   250,000   Federal Home Loan Bank                                5.65%    08/13/18          250,046
   250,000   Federal Home Loan Bank                               6.125%    09/12/18          251,013
   500,000   Federal Home Loan Bank                                6.00%    07/26/19          500,714
   500,000   Federal Home Loan Bank                                6.00%    04/08/20          500,215
   500,000   Federal Home Loan Bank                                6.20%    04/20/20          500,635
   500,000   Federal Home Loan Bank                                5.75%    03/23/22          501,582
   250,000   Federal Home Loan Bank                                6.00%    10/28/24          250,450
   250,000   Federal Home Loan Mortgage Corporation                5.75%    11/15/21          250,058
   250,000   Federal Home Loan Mortgage Corporation                6.00%    12/30/22          250,065
   500,000   Federal National Mortgage Association                 5.55%    06/08/15          501,024
   500,000   Federal National Mortgage Association                 5.55%    06/29/15          501,339
   500,000   Federal National Mortgage Association                 5.40%    02/23/17          500,218
   500,000   Federal National Mortgage Association                 5.60%    03/28/17          508,837
   250,000   Federal National Mortgage Association                 5.50%    04/08/19          250,109
   250,000   Federal National Mortgage Association                 5.52%    04/12/19          250,111
   250,000   Federal National Mortgage Association                 6.00%    05/03/19          251,785
   250,000   Federal National Mortgage Association                 6.00%    05/24/19          250,826
   500,000   Federal National Mortgage Association                 5.00%    07/26/19          498,858
   250,000   Federal National Mortgage Association                 5.63%    08/05/19          250,429
   500,000   Federal National Mortgage Association                 5.50%    02/10/20          500,907
   500,000   Federal National Mortgage Association                 5.50%    02/28/20          502,318
   500,000   Federal National Mortgage Association                 5.65%    03/09/20          501,148

   PAR                                                                                  MARKET VALUE
  VALUE                               SECURITY DESCRIPTION                               (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             FIXED INCOME SECURITIES (CONTINUED)

             FEDERAL AGENCY OBLIGATIONS (CONTINUED)
$  500,000   Federal National Mortgage Association                 5.75%    03/09/20   $      501,442
   500,000   Federal National Mortgage Association                 5.75%    03/16/20          500,243
 1,000,000   Federal National Mortgage Association                 6.00%    04/06/20        1,000,552
   500,000   Federal National Mortgage Association                 6.00%    04/28/20          502,694
   500,000   Federal National Mortgage Association                 6.00%    05/19/20          501,395
   500,000   Federal National Mortgage Association                 5.81%    06/30/20          501,556
 1,000,000   Federal National Mortgage Association                 5.75%    07/07/20        1,000,000
   400,000   Federal National Mortgage Association                 6.00%    08/16/22          400,226
   500,000   Federal National Mortgage Association                 6.00%    03/21/25          502,275
   500,000   Federal National Mortgage Association                 6.00%    04/04/25          502,537
   500,000   Federal National Mortgage Association                 6.00%    07/11/25          502,544
                                                                                       --------------
                                                                                           18,995,223
             CORPORATE BONDS 16.3%
             FINANCIAL 6.3%
   250,000   Stilwell Financial Inc.                               7.00%    11/01/06          257,999
   250,000   Ford Motor Credit Company                             6.50%    01/25/07          251,887
   250,000   Bankers Trust NY Corp.                                6.70%    10/01/07          263,947
   248,000   Ford Motor Credit Corp.                              7.375%    10/28/09          242,562
   250,000   General Motors Acceptance Corp.                       7.75%    01/19/10          244,615
   250,000   General Motors Acceptance Corp.                       7.25%    03/02/11          234,683
   250,000   Ford Motor Credit Corp.                               5.30%    04/20/11          209,681
   250,000   Household Finance Corp.                              6.375%    10/15/11          273,690
   200,000   Ford Motor Credit Corp.                               7.00%    11/26/11          181,088
   250,000   General Motors Acceptance Corporation                 7.00%    02/01/12          230,749
   250,000   Goldman Sachs & Company                               8.00%    03/01/13          300,372
   250,000   Allstate Corp.                                        7.50%    06/15/13          298,801
   500,000   Harleysville Group                                    5.75%    07/15/13          499,196
   500,000   General Motors Acceptance Corp.                       6.75%    12/01/14          448,085
   250,000   Security Benefit Life Insurance Company               8.75%    05/15/16          300,487
   250,000   General Motors Acceptance Corporation                 7.25%    09/15/17          211,910
   250,000   Lincoln National Corp.                                7.00%    03/15/18          291,830

   PAR                                                                                  MARKET VALUE
  VALUE                               SECURITY DESCRIPTION                               (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             FIXED INCOME SECURITIES (CONTINUED)

             CORPORATE BONDS (CONTINUED)
             FINANCIAL (CONTINUED)
$  500,000   Provident Companies                                   7.00%    07/15/18   $      505,565
   250,000   Berkley (WR) Corporation                              6.15%    08/15/19          262,119
   250,000   Household Finance Corp.                               5.25%    06/15/23          239,862
   250,000   Liberty Mutual Insurance Company                      8.50%    05/15/25          314,621
   250,000   Provident Companies                                   7.25%    03/15/28          248,202
   500,000   Farmers Exchange Capital                              7.05%    07/15/28          542,295
                                                                                       --------------
                                                                                            6,854,246
             HEALTH CARE 0.5%
   500,000   Wyeth                                                 6.45%    02/01/24          570,925
                                                                                       --------------
             INDUSTRIAL 7.5%
   250,000   Lucent Technologies                                   7.25%    07/15/06          256,875
   250,000   Halliburton Company                                   6.00%    08/01/06          254,641
   250,000   Steelcase Inc.                                       6.375%    11/15/06          253,837
   250,000   Goodyear Tire & Rubber Co.                           6.625%    12/01/06          254,375
   250,000   Sherwin-Williams Co.                                  6.85%    02/01/07          259,826
   250,000   Goodyear Tire & Rubber Co.                            8.50%    03/15/07          262,500
   250,000   Continental Airlines                                  6.32%    11/01/08          250,577
   350,000   Corning Inc.                                          6.30%    03/01/09          364,450
   500,000   SUPERVALU Inc.                                       7.875%    08/01/09          558,610
   142,388   Delta Air Lines Inc.                                 7.379%    05/18/10          136,391
   250,000   Daimler Chrysler                                      7.75%    01/18/11          282,521
   250,000   Hertz Corporation                                     7.40%    03/01/11          245,219
   450,000   Northwest Airlines                                   6.841%    04/01/11          436,027
   250,000   General Foods Corporation                             7.00%    06/15/11          250,240
   250,000   Goodyear Tire & Rubber Co.                           7.857%    08/15/11          244,375
   200,000   Ford Motor Company Debentures                         9.50%    09/15/11          203,058
   250,000   Delta Air Lines Inc.                                 7.111%    09/18/11          236,691
   250,000   American Airlines Inc.                               7.858%    10/01/11          264,211
   250,000   Kerr McGee Corp.                                      7.00%    11/01/11          250,625
   250,000   Bombardier Inc.                                       6.75%    05/01/12          238,750

   PAR                                                                                   MARKET VALUE
  VALUE                               SECURITY DESCRIPTION                                (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             FIXED INCOME SECURITIES (CONTINUED)

             CORPORATE BONDS (CONTINUED)
             INDUSTRIAL (CONTINUED)
$  250,000   General Motors Corp.                                 7.125%    07/15/13   $      225,000
   250,000   Willamette Industries                                7.125%    07/22/13          281,382
   225,496   General American Transportation                       7.50%    02/28/15          227,556
   250,000   Maytag Corp.                                          5.00%    05/15/15          200,625
   250,000   Servicemaster Company                                 7.10%    03/01/18          294,250
   250,000   Daimler Chrysler                                      5.65%    06/15/18          240,719
   350,000   PPG Industries                                        7.40%    08/15/19          439,530
   500,000   The Toro Company                                      7.80%    06/15/27          609,323
                                                                                       --------------
                                                                                            8,022,184
             UTILITIES 2.0%
   250,000   Public Services of Colorado                          6.375%    11/01/05          252,034
   250,000   Monongahela Power Company, Inc.                       5.00%    10/01/06          252,099
   250,000   Xcel Energy Inc.                                      7.00%    12/01/10          278,438
   250,000   TECO Energy, Inc.                                     7.00%    05/01/12          271,250
   250,000   United Utilities                                     5.375%    02/01/19          253,748
   250,000   Verizon Global Funding Corp.                         6.875%    06/15/12          284,114
   250,000   Vectren Utility Holdings, Inc.                        5.75%    08/01/18          256,551
   250,000   South Jersey Gas Co.                                 7.125%    10/22/18          301,650
                                                                                       --------------
                                                                                            2,149,884
                                                                                       --------------
             TOTAL CORPORATE BONDS                                                         17,597,239

             CONVERTIBLE CORPORATE BONDS 0.3%
             UTILITIES 0.3%
   276,400   Noram Energy                                          6.00%    03/15/12          277,437
                                                                                       --------------


 NUMBER OF
  SHARES
----------
             NON-CONVERTIBLE PREFERRED STOCK 0.2%

             FINANCIAL 0.2%
    10,000   St. Paul Capital Trust I                              7.60%                      262,600
                                                                                       --------------

             TOTAL FIXED INCOME SECURITIES                                             $   37,132,499
             (cost $35,903,465)

  NUMBER                                                                                MARKET VALUE
OF SHARES                               SECURITY DESCRIPTION                             (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             COMMON STOCKS 60.6%

             BASIC INDUSTRIES 6.3%
    61,000   Bemis Company, Inc.                                                       $    1,618,940
    77,000   H. B. Fuller Company                                                           2,622,620
    54,000   The Valspar Corporation                                                        2,607,660
                                                                                       --------------
                                                                                            6,849,220
             CAPITAL GOODS 6.7%
    75,000   Graco Inc.                                                                     2,555,250
    10,000   Ingersoll-Rand Company Limited                                                   713,500
    50,000   MTS Systems Corporation                                                        1,679,000
    54,000   Pentair, Inc.                                                                  2,311,740
                                                                                       --------------
                                                                                            7,259,490
             CONSUMER CYCLICAL 2.6%
    57,000   Briggs & Stratton Corporation                                                  1,973,340
    15,000   Genuine Parts Company                                                            616,350
    30,000   Sturm, Ruger & Co., Inc.                                                         251,100
                                                                                       --------------
                                                                                            2,840,790
             CONSUMER STAPLE 6.8%
    37,000   General Mills, Inc.                                                            1,731,230
    12,000   Hershey Foods Corporation                                                        745,200
    60,000   Hormel Foods Corporation                                                       1,759,800
    22,000   Kimberly Clark                                                                 1,376,980
    40,000   Newell Rubbermaid                                                                953,600
    25,000   SUPERVALU Inc.                                                                   815,250
                                                                                       --------------
                                                                                            7,382,060
             DIVERSIFIED 2.9%
    27,000   General Electric Company                                                         935,550
    30,000   3M Company                                                                     2,169,000
                                                                                       --------------
                                                                                            3,104,550
             ENERGY 6.7%
    25,000   BP p.l.c.                                                                      1,559,500
    26,000   Burlington Resources Inc.                                                      1,436,240
    26,000   Exxon Mobil Corporation                                                        1,494,220

  NUMBER                                                                                MARKET VALUE
OF SHARES                               SECURITY DESCRIPTION                             (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             COMMON STOCKS (CONTINUED)

             ENERGY (CONTINUED)
    24,000   Murphy Oil Corporation                                                    $    1,253,520
    20,000   Schlumberger, Limited                                                          1,518,800
                                                                                       --------------
                                                                                            7,262,280
             FINANCIAL 12.7%
    15,000   American Express Company                                                         798,450
    28,000   Associated Banc-Corp.                                                            942,480
    20,000   Bank of America Corporation                                                      912,200
    19,000   Jefferson-Pilot Corp.                                                            957,980
    31,000   Merrill Lynch & Co., Inc.                                                      1,705,310
    42,000   J. P. Morgan Chase & Co., Inc.                                                 1,483,440
    40,000   The St. Paul Travelers Companies Inc.                                          1,581,200
    50,000   TCF Financial Corporation                                                      1,294,000
    51,000   U.S. Bancorp                                                                   1,489,200
    41,000   Wells Fargo & Company                                                          2,524,780
                                                                                       --------------
                                                                                           13,689,040
             HEALTH CARE 7.7%
    50,000   Baxter International Inc.                                                      1,855,000
    45,000   Bristol-Myers Squibb Company                                                   1,124,100
    10,000   Johnson & Johnson                                                                650,000
    27,000   Merck & Co.                                                                      831,600
    85,000   Pfizer Inc.                                                                    2,344,300
    35,000   Wyeth                                                                          1,557,500
                                                                                       --------------
                                                                                            8,362,500
             TECHNOLOGY 6.5%
    70,000   Corning Inc. *                                                                 1,163,400
    10,000   eFunds Corp. *                                                                   179,900
    45,000   Emerson Electric Co.                                                           2,818,350
    47,000   Honeywell International Inc.                                                   1,721,610
    15,000   International Business Machines Corporation                                    1,113,000
                                                                                       --------------
                                                                                            6,996,260

  NUMBER                                                                                MARKET VALUE
OF SHARES                               SECURITY DESCRIPTION                             (NOTE 2A.)
----------   -----------------------------------------------------------------------   --------------
             COMMON STOCKS (CONTINUED)

             UTILITIES 1.7%
    32,000   Verizon Communications Inc.                                               $    1,105,600
    40,000   Xcel Energy Inc.                                                                 780,800
                                                                                       --------------
                                                                                            1,886,400

             TOTAL COMMON STOCKS                                                       $   65,632,590
             (cost $40,500,787)

             SHORT-TERM INVESTMENTS 6.0%
 3,677,740   First American Prime Obligations Fund, Class I                            $    3,677,740
 2,800,000   U.S. Bancorp Commercial Paper 2.90%, due 07/01/05                              2,800,000
                                                                                       --------------

             TOTAL SHORT-TERM INVESTMENTS                                              $    6,477,740
             (cost $ 6,477,740)                                                        --------------

             TOTAL INVESTMENTS  100.9%                                                 $  109,242,829
             (cost $ 82,881,992)

             OTHER ASSETS AND LIABILITIES (NET)  (0.9)%                                    (1,003,623)
                                                                                       --------------
             NET ASSETS:
             Capital stock                                                             $      188,670
             Additional paid-in capital                                                    81,528,404
             Undistributed net investment income                                              114,679
             Accumulated net realized gains on investments                                     46,616
             Net unrealized appreciation of investments                                    26,360,837
                                                                                       --------------

             TOTAL NET ASSETS  100.0%                                                  $  108,239,206
             (Net assets equal to $ 57.37 per share on 1,886,702 shares outstanding)   ==============

             CAPITAL STOCK (par value $.10 per share)
             Shares authorized                                                             10,000,000
                                                                                       ==============

* Non-income-producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
Six months ended June 30, 2005 (unaudited)

INVESTMENT INCOME
Income:
    Dividends                                                            $   771,062
    Interest                                                               1,027,418
                                                                         -----------
  TOTAL INCOME                                                                         $  1,798,480

Expenses:
    Investment management fees (NOTE 5)                                      296,645
    Fund administration fees (NOTE 5)                                          4,944
    Other administrative fees                                                 64,896
    Transfer agent fees                                                       17,371
    Directors compensation (NOTE 5)                                            3,600
    Custodian fees                                                             6,387
    Legal and audit fees                                                      23,663
    Other fees and expenses                                                    1,194
                                                                         -----------
  TOTAL EXPENSES                                                                            418,700
                                                                                       ------------
  NET INVESTMENT INCOME                                                                   1,379,780

REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION
  OF INVESTMENTS (NOTE 4)
    Net realized gain on investments sold                                     46,131
    Net change in unrealized appreciation/depreciation
      of investments                                                        (578,472)
                                                                         -----------
  NET REALIZED GAIN AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION
  OF INVESTMENTS                                                                           (532,341)
                                                                                       ------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS                                           $    847,439
                                                                                       ============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS
                                                                    ENDED 06/30/05      YEAR ENDED
                                                                     (UNAUDITED)         12/31/04
                                                                    --------------------------------
OPERATIONS
  Net investment income                                             $    1,379,780    $    2,143,345
  Net realized gain on investments sold                                     46,131           653,218
  Net change in unrealized appreciation/depreciation
      of investments                                                      (578,472)        6,088,201
                                                                    --------------    --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 847,439         8,884,764

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                 (1,270,551)       (2,137,895)
  Net short-term gain distributed as ordinary income                             -           (30,987)
  Net realized gain                                                              -          (511,280)
                                                                    --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (1,270,551)       (2,680,162)

CAPITAL STOCK TRANSACTIONS
  Proceeds from shares sold                                             21,122,802        24,944,371
  Reinvestment of distributions from net investment
    income and net realized gains                                        1,124,951         2,362,436
  Cost of shares redeemed                                               (4,254,772)       (6,719,678)
                                                                    --------------    --------------
INCREASE IN NET ASSETS FROM
  CAPITAL STOCK TRANSACTIONS                                            17,992,981        20,587,129
                                                                    --------------    --------------

TOTAL INCREASE IN NET ASSETS                                            17,569,869        26,791,731
                                                                    --------------    --------------

NET ASSETS
  Beginning of year                                                     90,669,337        63,877,606
  End of period (including undistributed net investment
      income of $114,077 and $5,450, respectively)                  $  108,239,206    $   90,669,337
                                                                    --------------    --------------

CHANGES IN CAPITAL STOCK
  Shares sold                                                              369,293           451,777
  Shares issued for reinvested distributions                                19,642            42,041
  Shares redeemed                                                          (74,632)         (122,041)
                                                                    --------------    --------------

NET INCREASE  IN SHARES                                                    314,303           371,777
                                                                    ==============    ==============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

Note 1  --      The Fund is  registered  under the  Investment  Company Act of
                1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2  --      Significant accounting polices of the Fund are as follows:

                  (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions. As of June 30, 2005, no securities in the Fund were valued using this method. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

                  (b) Security transactions are recorded on the date which
                      securities are purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income, including premium amortization and discount accretion, is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

                  (c) The Fund is a "regulated investment company" as defined in
                      Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

                  (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3 --       Purchases and sales of investment  securities,  excluding
                government, short-term securities and temporary cash investments, during the six months ended June 30, 2005, aggregated $10,203,752 and $1,077,052, respectively. The amount payable at June 30, 2005 for securities purchased is $1,611,065.

Note 4 --       Net investment  income and net realized  gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2005.

                Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

                The tax character of distributions paid during the six months ended June 30, 2005 and the fiscal year ended December 31, 2004, was as follows:

                                                            2005                      2004
                                                            ----                      ----
                   Distributions paid from:
                     Ordinary income                    $  1,270,551              $  2,174,223
                     Long-term capital gains                     -0-                   505,939
                                                        ------------              ------------
                                                        $  1,270,551              $  2,680,152
                                                        ============              ============

                At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                   Undistributed ordinary income                                  $      5,935
                   Unrealized appreciation                                          26,939,309
                                                                                  ------------
                   Accumulated earnings                                           $ 26,945,244
                                                                                  ============

                Net unrealized appreciation on investments for federal income tax purposes aggregated to $26,939,309, of which $27,662,386 related to appreciated investment securities and $723,077 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $63,379,714 as of December 31, 2004.

Note 5 --       Mairs and Power, Inc. provides investment  management and fund administration services to the Fund under written agreements approved by the Directors of the Fund. The Fund is charged an investment management fee equal to 0.60% and a fund administration fee equal to 0.01% of average daily net assets per annum. At June 30, 2005, the amounts payable to Mairs and Power, Inc. by the Fund for investment management fees and fund administration fees were $52,687 and $881 respectively.

                The owners of Mairs and Power, Inc. include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund. Mr. Frels does not receive compensation in his role as an interested director of the Fund. Edward C. Stringer, formerly an interested director who is not a principal officer of the Fund, received $900 in compensation directly from the Fund as of June 30, 2005. Mr. Stringer became an independent director effective June 30, 2005, when he resigned from Briggs and Morgan, legal counsel to the Fund.

FINANCIAL HIGHLIGHTS

(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                  SIX MONTHS                               YEAR ENDED 12/31
                                    ENDED         -------------------------------------------------------------------
                                 06/30/05 (1)        2004          2003           2002          2001           2000
                                 ------------------------------------------------------------------------------------
                                  (UNAUDITED)
PER SHARE
Net asset value,
  beginning of year              $      57.66     $   53.20     $   45.09       $   49.71     $   51.86     $   50.13

Income from investment
  operations:
  Net investment income                  0.76          1.53          1.41            1.46          1.45          1.37(2)
  Net realized and
    unrealized gain (loss)              (0.35)         4.80          8.21           (4.63)        (2.15)         6.86(2)
                                 ------------     ---------     ---------       ---------     ---------     ---------
TOTAL FROM INVESTMENT
  OPERATIONS                             0.41          6.33          9.62           (3.17)        (0.70)         8.23

Distributions to
  shareholders from:
  Net investment income                 (0.70)        (1.52)        (1.43)          (1.45)        (1.45)        (1.58)

  Net realized gains                        -         (0.35)        (0.08)              -             -         (4.92)

  Return of capital                         -             -         (0.00)(3)           -             -             -
                                 ------------     ---------     ---------       ---------     ---------     ---------
TOTAL DISTRIBUTIONS                     (0.70)        (1.87)        (1.51)          (1.45)        (1.45)        (6.50)
                                 ------------     ---------     ---------       ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD    $      57.37     $   57.66     $   53.20       $   45.09     $   49.71     $   51.86
                                 ============     =========     =========       =========     =========     =========

TOTAL INVESTMENT RETURN                   0.7%         12.0%         21.6%           (6.4)%        (1.3)%        16.6%
                                 ============     =========     =========       =========     =========     =========

NET ASSETS, END OF PERIOD
  (000'S OMITTED)                $    108,239     $  90,669     $  63,878       $  43,261     $  42,037     $  41,370

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                     0.85%         0.92%         0.94%           0.99%         0.95%         0.93%

  Ratio of net investment
    income to average net
    assets                               2.79%         2.86%         3.01%           3.11%         2.89%         2.81%(2)

  Portfolio turnover rate               11.47%         8.91%         7.02%          10.92%        16.49%        12.47%

(1) For the six months ended June 30, 2005, all ratios have been annualized except total return and portfolio turnover.
(2) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(3) Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports fund expenses during the reporting period (January 1, 2005 through June 30, 2005) and includes the costs associated with a $1,000 investment.

ACTUAL EXPENSES

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $10,500, divided by $1,000 = 10.5. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE

The second line is intended to provide you with the ongoing costs of investing in the Fund based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid for the period.

                                        BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID
                                         VALUE 01/01/2005    VALUE 06/30/2005    DURING PERIOD
                                        -----------------    ----------------    -------------
Actual return                                $ 1,000             $ 1,007.00         $ 4.23

Hypothetical assumed 5% return               $ 1,000             $ 1,020.58         $ 4.26

The Fund's expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days) divided by 365 days.

PROXY VOTING (UNAUDITED)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); (ii) on the Fund's website at www.mairsandpower.com (click on the 'Fund Reports' page to access the SAI); and
(iii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's first quarter, semi-annual, third quarter and annual Reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Customer Service at 1-800-304-7404. The Fund's Form N-Q and N-CSR are available on the SEC's website at www.sec.gov. Form N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D. C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (UNAUDITED)

The Fund's independent Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a meeting held on May 19, 2005 (the Board Meeting). In preparation for the Board Meeting, the Directors had requested extensive materials from the Manager, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. In reaching their decision to renew the Fund's Advisory contract with the Manager, the Directors considered all factors they believed to be relevant. These factors and the conclusions reached by the Directors with respect to them are discussed below.

INVESTMENT PERFORMANCE AND QUALITY OF SERVICE

The Directors considered the investment results of the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with three securities indices - the Dow Jones Industrial Average, the S&P 500 and the Lehman Brothers Government/Credit. The Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Board Meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the top tier of mutual funds with similar investment objectives over those time periods and clearly has been satisfactory.

With respect to the quality and extent of the Manager's services provided to the Fund, the strong investment performance record over the most recent 1, 3, 5 and 10 year periods stands out, along with the Fund's "A" Morningstar rating for stewardship. The Directors also took into account the Manager's response to new regulatory compliance requirements under Rule 38a-1, resulting in the documentation of a new compliance program for the Fund, which the Directors approved on September 15, 2004. The Directors concluded that they were satisfied overall with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

INVESTMENT MANAGEMENT FEE

In evaluating the level of the investment management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The Fund's annual investment management fee of 0.60% of net assets is well below average for mutual fund managers generally.

The Directors also considered the investment management fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates paid by the Manager's Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund on most trading days of the year. Other differences include the fact that the Manager provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers, going significantly beyond the type of service provided to the Manager's Advisory Clients. The Manager provides certain of these administrative services under a separate agreement, for which the Manager charges an annual fee of 0.01% of net assets. Having considered all of these factors, the Directors concluded that the nature and number of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE MANAGER

At the request of the Directors, the Manager provided profitability information for its most recent three fiscal years (for the Manager's current fiscal year ending June 30, 2005, estimated for May and June). The information addressed the Manager's overall profitability and the profitability of the Manager's advisory business and mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager - the Fund and the Mairs and Power Growth Fund, Inc. The Directors reviewed the Manager's assumptions and methods of allocation used. Based on their overall review, the Directors concluded that the Manager's level of profitability from its relationship with the Fund is reasonable.

OTHER BENEFITS TO FUND MANAGER

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors reviewed information concerning the Fund's Brokerage Committee and the method by which the Fund's brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors also reviewed the data for the quarter ending March 31, 2005 showing the dollar amount of commissions allocated among the broker/dealers used by the Manager for Fund brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular board meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, the Directors concluded that the benefit the Manager receives in this way is fairly modest. The Directors also noted that the Manager derives reputational benefits from its association with the Fund as well.

ECONOMIES OF SCALE

The Directors considered whether economies of scale could be realized as the Fund grows. The annual management fee of 0.60% of net assets, which the Manager has been paid for more than twenty years, has always been at the low end of the mutual fund advisory management fee range. The average management fee is approximately .85 of 1.0% for moderate allocation balanced funds like the Mairs and Power Balanced Fund. The Manager's approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. The Manager acknowledged that while it is difficult to pinpoint the economies of scale to be realized at any particular asset level of the Fund, there is no question that such economies exist. A small number of larger mutual funds have established one or more breakpoints whereby the management fee rate is reduced above specified asset levels. The Manager believes, and the Directors concur, that the consideration of establishing a breakpoint at some asset level would be an appropriate way for the Manager to share its economies of scale in the event that the Balanced Fund were to grow its assets substantially. At the current level of assets and considering that the management fee is at the low end of what other mutual fund managers charge, the Directors concluded that the absence of breakpoints in the Fund's management fee is reasonable given the current size of the Fund.

SUMMARY OF FINANCIAL INFORMATION (UNAUDITED)

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                        PER SHARE
                                                    ---------------------------------------------------
                                                                 DISTRIBU-                 PERFORMANCE
                                                                 TIONS OF     DIVIDENDS       OF AN
                                                                 REALIZED     FROM NET       ASSUMED
                      SHARES                        NET ASSET   SECURITIES   INVESTMENT   INVESTMENT OF
     DATES         OUTSTANDING   TOTAL NET ASSETS     VALUE       GAINS       INCOME         $10,000*
---------------   ------------   ----------------   ---------   ----------   ----------   -------------
Dec. 31, 1980          129,196   $      1,969,896   $   15.25   $     0.21   $     1.25   $      11,633
Dec. 31, 1981          132,236   $      1,928,460   $   14.59            -   $     1.21   $      12,053
Dec. 31, 1982          135,050   $      2,274,421   $   16.84   $     0.33   $     1.25   $      15,493
Dec. 31, 1983          155,828   $      2,907,432   $   18.66            -   $     1.28   $      18,390
Dec. 31, 1984          155,810   $      2,729,570   $   17.52   $     0.45   $     1.28   $      19,052
Dec. 31, 1985          183,348   $      3,837,245   $   20.93   $     0.35   $     1.13   $      24,593
Dec. 31, 1986          253,724   $      5,395,111   $   21.27   $     1.87   $     0.98   $      28,368
Dec. 31, 1987          295,434   $      5,772,298   $   19.54   $     1.09   $     1.06   $      28,855
Dec. 31, 1988          317,426   $      6,569,555   $   20.70   $     0.42   $     1.12   $      32,866
Dec. 31, 1989          344,486   $      7,886,058   $   22.89   $     0.33   $     1.08   $      38,672
Dec. 31, 1990          366,158   $      8,075,488   $   22.06   $     0.07   $     1.07   $      39,198
Dec. 31, 1991          400,276   $     10,676,264   $   26.67            -   $     1.00   $      49,342
Dec. 31, 1992          428,672   $     11,535,822   $   26.91   $     0.30   $     1.00   $      52,233
Dec. 31, 1993          476,860   $     13,441,576   $   28.19   $     0.63   $     0.99   $      57,898
Dec. 31, 1994          494,968   $     12,972,976   $   26.21   $     0.37   $     1.03   $      56,692
Dec. 31, 1995          519,272   $     16,978,753   $   32.70   $     0.28   $     1.02   $      73,722
Dec. 31, 1996          558,234   $     20,565,014   $   36.84   $     0.54   $     1.10   $      86,941
Dec. 31, 1997          632,540   $     28,789,593   $   45.52   $     0.35   $     1.19   $     111,305
Dec. 31, 1998          766,420   $     38,355,609   $   50.05   $     0.60   $     1.24   $     127,067
Dec. 31, 1999          810,184   $     40,610,878   $   50.13   $     0.81   $     1.39   $     132,918
Dec. 31, 2000          797,699   $     41,369,866   $   51.86   $     4.92   $     1.58   $     154,913
Dec. 31, 2001          845,613   $     42,036,955   $   49.71            -   $     1.45   $     152,948
Dec. 31, 2002          959,342   $     43,261,467   $   45.09            -   $     1.45   $     143,135
Dec. 31, 2003        1,200,622   $     63,877,606   $   53.20   $     0.08   $     1.43   $     174,087
Dec. 31, 2004        1,572,399   $     90,669,337   $   57.66   $     0.35   $     1.52   $     195,049
Jun. 30, 2005        1,886,702   $    108,239,206   $   57.37            -   $     0.70   $     196,448

*ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1980.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the
   Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

         THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED JUNE 30,
2005) ARE AS FOLLOWS:

        1 YEAR: +7.0%            5 YEARS: +7.0%              10 YEARS: +11.4%

      THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT
      RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN
               INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE
             OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS DO
                       NOT REFLECT THE DEDUCTION OF TAXES
              THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR
                         THE REDEMPTION OF FUND SHARES.

                       MAIRS AND POWER BALANCED FUND, INC.


                                 A NO-LOAD FUND

              FOR ANY SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                               CALL 1-800-304-7404


                                  OR WRITE TO:

         (VIA REGULAR MAIL)                   (VIA OVERNIGHT OR EXPRESS MAIL)
         ------------------                   -------------------------------
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street                           3rd Floor
           P. O. Box 701                          615 East Michigan Street
  Milwaukee, Wisconsin 53201-0701                Milwaukee, Wisconsin 53202


        For Fund literature and information, visit the Fund's website at:
                              www.mairsandpower.com


                               INVESTMENT MANAGER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101


                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                             OFFICERS AND DIRECTORS

William B. Frels, President & Director      Charlton Dietz, Chair & Director
Jon A. Theobald, Secretary                  Norbert J. Conzemius, Director
Peter G. Robb, Vice-President               Charles M. Osborne, Director
Lisa J. Hartzell, Treasurer                 Edward C. Stringer, Director

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK.)

                                 MAIRS AND POWER
                                  BALANCED FUND

Item 2.        Code of Ethics.

               Not applicable to semi-annual report.

Item 3.        Audit Committee Financial Expert

               Not applicable to semi-annual report.

Item 4.        Principal Accountant Fees and Services

               Not applicable to semi-annual report.

Item 5.        Audit Committee of Listed Registrant

               Not applicable to registrant.

Item 6.        Schedule of Investments

               Included in report to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

               Not applicable to registrant.

Item 8.        Portfolio Managers of Closed End Management Investment Companies.

               Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

               Not applicable to registrant.

Item 10.       Submission of Matters to a Vote of Security Holders.

               There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.       Controls and Procedures

               a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC's rules and forms.

               b) There was no change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.       Exhibits

               (a)(1)  Code of Ethics

                       Not applicable to semi-annual report.

               (a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

                       Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

               (a)(3)  Not applicable.

               (b)     Certifications required by 18 U.S.C. 1350.

                       Attached as exhibit 12(b) to this form.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)            MAIRS AND POWER BALANCED FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)

*       /s/ William B. Frels
--------------------------------------------------------------------------------
        WILLIAM B. FRELS, PRESIDENT


Date            September 7, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*        /s/ William B. Frels
 -------------------------------------------------------------------------------
         WILLIAM B. FRELS, PRESIDENT
         (PRINCIPAL EXECUTIVE OFFICER)


Date              September 7, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)


*        /s/ Lisa J. Hartzell
         -----------------------------------------------------------------------
         LISA J. HARTZELL, TREASURER
         (PRINCIPAL FINANCIAL OFFICER)


Date               September 7, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.